   As filed with the Securities and Exchange Commission on September 15, 1996
                                                  Registration No. 333- ______
------------------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                        -----------------------

                              FORM S-8
                        REGISTRATION STATEMENT
                               UNDER
                      THE SECURITIES ACT OF 1933

                        -----------------------

                      MAXIM PHARMACEUTICALS, INC.
        (Exact name of Registrant as specified in its charter)

                        -----------------------

          Delaware                                      87-0279983
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                 Identification Number)


                  3099 Science Park Road, Suite 150
                    San Diego, California  92121
                           (619) 453-4040

(Address, including zip code, and telephone number, including area code, of
                Registrant's principal executive offices)

                        -----------------------

                     1993 LONG-TERM INCENTIVE PLAN
                       (Full title of the plan)

                        -----------------------

                            Dale A. Sander
      Vice President, Finance, Chief Financial Officer and Secretary
                     MAXIM PHARMACEUTICALS, INC.
                  3099 Science Park Road, Suite 150
                    San Diego, California 92121
                           (619) 453-4040

(Name, address, including zip code, and telephone number, including area code, of agent for service)
                        ------------------------
                              Copies to:

                         Lance W. Bridges, Esq.
                          COOLEY GODWARD LLP
                    4365 Executive Drive, Suite 1100
                         San Diego, CA 92121
                           (619) 550-6000
                        ------------------------

                                 CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                      PROPOSED           PROPOSED
                                                       MAXIMUM            MAXIMUM
TITLE OF SECURITIES               AMOUNT TO         OFFERING PRICE        AGGREGATE          AMOUNT OF
 TO BE REGISTERED               BE REGISTERED        PER SHARE(1)      OFFERING PRICE(1)  REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value     200,000             $11.46875           $2,293,750           $696
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on September 10, 1997 as reported on the American Stock Exchange.

                                    PART II

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8

     The contents of Registration Statement on Form S-8 No. 333-11375 filed with the Securities and Exchange Commission on September 4, 1996 are incorporated by reference herein.

ITEM 8. EXHIBITS.

EXHIBIT NO.    DESCRIPTION
-----------    -----------
    3.1 (1)    Amended and Restated Certificate of Incorporation of Registrant.
    3.2 (1)    Bylaws of Registrant.
    4.1 (1)    Specimen Common Stock Certificate.
    5.1        Opinion of Cooley Godward LLP.
    23.1       Consent of KPMG Peat Marwick LLP.
    23.2       Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
    25.1       Power of Attorney.  Reference is made to the signature pages hereof.
    99.1 (2)   Registrant's Amended and Restated 1993 Long-Term Incentive Plan
               and Form of Stock Option.

------------------------------
(1) Previously filed as an exhibit to the Registration Statement on Form SB-2 (No. 333-4854-LA) on May 21, 1996, as amended through the date hereof, and incorporated herein by reference.

(2) Previously filed as an exhibit to the Company's Form 10Q for the quarter ended December 31, 1996 and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of La Jolla, State of California, on September 15, 1997

                                   MAXIM PHARMACEUTICALS, INC.



                                   By  /s/ DALE A. SANDER
                                     -------------------------------------
                                     Dale A. Sander
                                     Vice President, Finance,
                                     Chief Financial Officer and Secretary

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry G. Stambaugh and Dale A. Sander, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



/s/ LARRY G. STAMBAUGH     Chairman of the Board,                   September 12, 1997
----------------------     President and Chief Executive Officer
Larry G. Stambaugh         (PRINCIPAL EXECUTIVE OFFICER)


/s/ DALE A. SANDER         Vice President, Finance,                 September 12, 1997
----------------------     Chief Financial Officer and
Dale A. Sander             Secretary (PRINCIPAL FINANCIAL
                           AND ACCOUNTING OFFICER

/s/ COLIN B. BIER, PH.D.   Director                                 September 12, 1997
----------------------
Colin B. Bier, Ph.D.

/s/ G. STEVEN BURRILL      Director                                 September 12, 1997
----------------------
G. Steven Burrill


                                       2

/s/ PER-OLOF MARTENSSON    Director                                 September 12, 1997
-----------------------
Per-Olof Martensson

/s/ F. DUWAINE TOWNSEN     Director                                 September 12, 1997
-----------------------
F. Duwaine Townsen














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